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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 21, 2003


                              CENTRAL BANCORP, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


         Massachusetts                 0-25251                  04-3447594
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(State Or Other Jurisdiction         (Commission          (IRS Employer
      Of Incorporation)               File Number)         Identification No.)



              399 Highland Avenue, Somerville, Massachusetts 02144
         ---------------------------------------------------------------
               (Address Of Principal Executive Offices) (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)



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                                EXPLANATORY NOTE

THIS AMENDMENT NO. 1 TO FORM 8-K IS BEING FILED SOLELY TO CORRECT AN INADVERTENT ERROR ON THE SUBMISSION HEADER. THIS AMENDMENT IS BEING FILED UNDER ITEMS 4 AND 7, RATHER THAN ITEMS 7 AND 12, AS PREVIOUSLY INDICATED ON THE ORIGINAL FORM 8-K.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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     KPMG LLP was previously the principal accountants for Central Bancorp, Inc.
(the "Registrant"). On November 17, 2003, that firm's appointment as principal accountants was terminated and the Registrant engaged Vitale, Caturano & Company as its principal accountants. The engagement of Vitale, Caturano & Company was approved by the Audit Committee of the Registrant's Board of Directors.

     In connection with the audits of the two fiscal years ended March 31, 2003 and 2002 and the subsequent interim period from April 1, 2003 through November 17, 2003, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in their report on the Registrant's financial statements for such years.

     KPMG LLP's audit reports on the Registrant's financial statements as of and for each of the years ended March 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     A letter from KPMG LLP is filed herewith as Exhibit 16 to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         Exhibit 16        Letter of KPMG LLP

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       CENTRAL BANCORP, INC.



Date:  December 1, 2003              By:/s/ John D. Doherty
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                                        John D. Doherty
                                        Chairman, President and Chief Executive
                                         Officer